UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)
(609) 524-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements
     On November 8, 2006, NRG Energy, Inc. (“NRG”) entered into an underwriting agreement (the “Senior Notes Underwriting Agreement”), by and among NRG, the guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Morgan Stanley & Co. Incorporated (the “Underwriters”) for the sale by NRG of $1,100,000,000 in aggregate principal amount of its 7.375% senior notes due 2017 (the “Senior Notes”). A copy of the Senior Notes Underwriting Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference. The description of the material terms of the Senior Notes Underwriting Agreement is qualified in its entirety by reference to such exhibit. Under the terms of the Senior Notes Underwriting Agreement, NRG has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
     On November 9, 2006, NRG entered into an underwriting agreement (the “Selling Stockholder Underwriting Agreement”) by and among NRG, Morgan Stanley & Co. Incorporated (the “Underwriter”) and the selling stockholders named therein (the “Selling Stockholders”), for the sale of an aggregate of 4,216,871 shares of common stock of NRG, par value $0.01 per share, to the Underwriter by the Selling Stockholders. A copy of the Selling Stockholder Underwriting Agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference. The description of the material terms of the Selling Stockholder Underwriting Agreement is qualified in its entirety by reference to such exhibit. NRG has filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-130549), as amended, including a prospectus and prospectus supplement, relating to the registration of certain securities described therein, including the shares of common stock. NRG will not receive any proceeds from the offering by the Selling Stockholders. Under the terms of the Selling Stockholder Underwriting Agreement, NRG has agreed to indemnify the Underwriter and each relevant Selling Stockholder against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
     On November 13, 2006, NRG, the subsidiaries of NRG named in the Fifth Supplemental Indenture (as hereinafter defined) (the “Existing Guarantors”), Lake Erie Properties Inc., Huntley IGCC LLC, Indian River IGCC LLC, Montville IGCC LLC, Padoma Wind Power, LLC, Hoffman Summit Wind Project, LLC and San Juan Mesa Wind Project II, LLC (collectively, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture”), supplementing the indenture, dated February 2, 2006 (the “Base Indenture”), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the “2014 Notes”), and as supplemented by a third supplemental indenture, dated as of March 14, 2006 among NRG, the Existing Guarantors party thereto and the Trustee, and a fifth supplemental indenture (the “Fifth Supplemental Indenture”), dated April 28, 2006 among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventh Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of NRG’s obligations under its 2014 Notes.
     On November 13, 2006, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into an eighth supplemental indenture (the “Eighth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the “2016 Notes”), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, and a sixth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighth Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of NRG’s obligations under its 2016 Notes.
     A copy of the Seventh Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Eighth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture is qualified in its entirety by reference to such exhibits.

Item 8.01. Other Events
     On November 8, 2006, NRG issued a press release announcing the pricing of the Senior Notes pursuant to the Senior Notes Underwriting Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On November 9, 2006, NRG issued a press release announcing the secondary offering of common stock pursuant to the Selling Stockholder Underwriting Agreement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
4.1
Seventh Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2
Eighth Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

10.1	Underwriting Agreement, dated November 8, 2006, among NRG Energy, Inc., the guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Morgan Stanley & Co. Incorporated.

10.2
Underwriting Agreement, dated November 9, 2006, among NRG Energy, Inc., Morgan Stanley & Co. Incorporated, Hellman & Friedman Capital Partners IV, L.P., H&F International Partners IV-A, L.P., H&F International Partners IV-C, L.P., H&F Executive Fund IV, L.P. and H&F TGN AIV, L.P.

99.1	Press Release, dated November 8, 2006.

99.2	Press Release, dated November 9, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
Date: November 14, 2006	/s/ Timothy W.J. O'Brien
	Name:	Timothy W.J. O'Brien
	Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
4.1
Seventh Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2
Eighth Supplemental Indenture, dated November 13, 2006, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

10.1	Underwriting Agreement, dated November 8, 2006, among NRG Energy, Inc., the guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Morgan Stanley & Co. Incorporated.

10.2
Underwriting Agreement, dated November 9, 2006, among NRG Energy, Inc., Morgan Stanley & Co. Incorporated, Hellman & Friedman Capital Partners IV, L.P., H&F International Partners IV-A, L.P., H&F International Partners IV-C, L.P., H&F Executive Fund IV, L.P. and H&F TGN AIV, L.P.

99.1	Press Release, dated November 8, 2006.

99.2	Press Release, dated November 9, 2006.